CSFB

           CREDIT SUISSE FIRST BOSTON

___________________________________________________________________________________________________

HOME EQUITY ASSET TRUST 2005-7

DERIVED INFORMATION 8/24/05

[$974,000,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$989,000,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-7

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – ARM Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 9/01/05 cutoff date.  Approximately 28.0% of the mortgage loans do not provide for any payments of principal in the first two, three, five, or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	4,725
Total Outstanding Loan Balance	$881,015,516*	Min	Max
Average Loan Current Balance	$186,458	$35,987	$1,495,052
Weighted Average Original LTV	80.8%
Weighted Average Coupon	7.14%	4.63%	12.40%
Arm Weighted Average Coupon	7.14%
Fixed Weighted Average Coupon	0.00%
Weighted Average Margin	6.22%	2.25%	10.90%
Weighted Average FICO (Non-Zero)	625
Weighted Average Age (Months)	2
% First Liens	100.0%
% Second Liens	0.0%
% Arms	100.0%
% Fixed	00.0%
% of Loans with Mortgage Insurance	0.0%

*

Adjustable-rate collateral will make up approximately [$884,000,000] of the [$1,000,000,100] total collateral.

	%	%	%	%	%	%	%	%	%	%	%	%	%
	FICO	FICO	FICO	FICO	FICO	FICO	FICO	FICO	FICO	FICO	FICO	FICO	FICO
ARM -LTV & FICO	lt 500	500-519	520-540	540-560	560-580	580-600	600-620	620-640	640-660	660-680	680-700	700-720	>=720
<= 65.0	0.0	0.3	0.7	1.0	0.7	1.0	0.5	0.3	0.4	0.1	0.0	0.0	0.1
65.1 - 70.0	0.0	0.2	0.5	0.3	0.4	0.5	0.4	0.3	0.1	0.3	0.1	0.1	0.1
70.1 - 75.0	0.0	0.3	0.8	0.7	0.6	0.8	0.7	0.5	0.5	0.4	0.1	0.0	0.1
75.1 - 78.0	0.0	0.0	0.0	0.1	0.2	0.4	0.2	0.3	0.4	0.2	0.1	0.1	0.2
78.1 - 80.0	0.0	0.7	1.2	1.8	1.7	5.3	7.2	8.2	7.7	6.4	4.4	3.1	3.7
80.1 - 85.0	0.0	0.1	1.0	1.0	1.6	1.5	1.4	1.0	0.9	0.5	0.4	0.2	0.2
85.1 - 90.0	0.0	0.0	0.2	1.2	2.3	2.8	2.9	2.4	2.6	1.6	0.9	0.2	0.7
90.1 - 95.0	0.0	0.0	0.0	0.1	0.1	0.3	0.3	0.4	0.6	0.3	0.2	0.1	0.1
95.1 - 100.0	0.0	0.0	0.0	0.0	0.0	0.4	0.3	0.1	0.2	0.1	0.1	0.1	0.1
Total:	0.0	1.7	4.3	6.3	7.6	13.1	14.1	13.6	13.6	10.1	6.4	4.0	5.3

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.63 - 5.00	4	882,598	0.1	4.82	80.0	709
5.01 - 5.50	69	19,671,375	2.2	5.37	79.3	674
5.51 - 6.00	315	72,870,545	8.3	5.83	79.3	662
6.01 - 6.50	658	139,720,023	15.9	6.31	79.9	649
6.51 - 7.00	1,100	222,700,237	25.3	6.80	80.6	636
7.01 - 7.50	839	158,704,400	18.0	7.28	80.7	619
7.51 - 8.00	761	130,276,028	14.8	7.77	82.1	607
8.01 - 8.50	375	58,717,452	6.7	8.30	81.6	588
8.51 - 9.00	318	45,389,993	5.2	8.75	83.0	582
9.01 - 9.50	138	14,382,549	1.6	9.27	81.3	566
9.51 - 10.00	107	12,102,807	1.4	9.77	83.0	560
10.01 - 10.50	25	3,069,300	0.3	10.23	86.9	582
10.51 - 11.00	12	1,805,234	0.2	10.80	67.8	546
11.01 - 11.50	2	363,832	0.0	11.34	73.8	513
11.51 - 12.00	1	149,954	0.0	11.65	64.7	524
12.01 - 12.40	1	209,190	0.0	12.40	65.0	502
Total:	4,725	881,015,516	100.0	7.14	80.8	625

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
FICO	Loans	Balance	Balance	%	%	FICO
Unavailable	2	169,689	0.0	8.14	57.5	0
476 - 500	4	337,309	0.0	8.26	72.4	493
501 - 525	146	25,911,940	2.9	8.41	72.6	516
526 - 550	330	58,245,993	6.6	8.11	76.1	539
551 - 575	429	74,486,760	8.5	7.76	80.5	563
576 - 600	872	139,030,906	15.8	7.37	80.8	588
601 - 625	894	158,129,329	17.9	7.10	81.8	613
626 - 650	827	152,351,152	17.3	6.92	81.6	639
651 - 675	567	122,468,625	13.9	6.73	81.7	662
676 - 700	308	69,449,089	7.9	6.74	82.2	687
701 - 725	166	39,369,373	4.5	6.60	81.3	711
726 - 750	97	23,341,937	2.6	6.50	81.3	738
751 - 775	60	12,367,784	1.4	6.60	81.2	761
776 - 800	19	4,399,440	0.5	6.35	81.3	786
801 - 808	4	956,188	0.1	5.67	80.0	803
Total:	4,725	881,015,516	100.0	7.14	80.8	625

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
<= 50,000	56	2,523,720	0.3	8.85	78.5	592
50,001 - 100,000	1,026	79,244,306	9.0	7.73	80.3	609
100,001 - 150,000	1,226	151,759,892	17.2	7.36	80.6	615
150,001 - 200,000	880	153,754,553	17.5	7.16	80.1	621
200,001 - 250,000	505	113,360,867	12.9	7.06	80.5	626
250,001 - 300,000	358	98,168,252	11.1	7.03	81.1	626
300,001 - 350,000	225	72,894,138	8.3	6.92	81.8	631
350,001 - 400,000	161	60,369,741	6.9	6.87	81.8	639
400,001 - 450,000	93	39,809,890	4.5	6.86	82.0	641
450,001 - 500,000	87	41,530,775	4.7	6.85	82.1	643
500,001 - 550,000	36	18,864,018	2.1	7.07	83.5	637
550,001 - 600,000	22	12,582,102	1.4	6.98	82.4	641
600,001 - 750,000	44	29,630,798	3.4	7.01	81.0	633
750,001 - 800,000	1	788,000	0.1	6.20	80.0	614
850,001 - 900,000	1	873,559	0.1	6.99	70.0	543
950,001 >=	4	4,860,904	0.6	7.33	58.2	638
Total:	4,725	881,015,516	100.0	7.14	80.8	625

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
<= 50.000	70	11,328,994	1.3	7.39	43.5	582
50.001 - 55.000	41	7,064,527	0.8	7.47	53.2	573
55.001 - 60.000	63	10,733,527	1.2	7.57	58.0	576
60.001 - 65.000	88	17,041,433	1.9	7.49	63.4	584
65.001 - 70.000	152	27,973,201	3.2	7.29	68.8	593
70.001 - 75.000	263	47,596,119	5.4	7.42	74.0	590
75.001 - 80.000	2,568	475,042,219	53.9	6.88	79.8	639
80.001 - 85.000	445	88,105,065	10.0	7.37	84.5	603
85.001 - 90.000	811	158,247,510	18.0	7.41	89.6	621
90.001 - 95.000	122	24,352,644	2.8	7.74	94.5	639
95.001 - 100.000	102	13,530,277	1.5	8.38	99.9	636
Total:	4,725	881,015,516	100.0	7.14	80.8	625

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	836	158,939,010	18.0	7.45	80.8	626
0.50	12	1,076,124	0.1	7.91	85.6	626
1.00	190	51,433,418	5.8	7.26	80.3	626
2.00	3,225	584,868,305	66.4	7.08	80.9	625
2.50	1	236,991	0.0	8.00	85.0	608
3.00	455	83,577,725	9.5	6.91	80.3	623
5.00	6	883,942	0.1	7.49	76.5	584
Total:	4,725	881,015,516	100.0	7.14	80.8	625

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	2,619	433,885,669	49.2	7.09	81.8	610
Reduced	979	199,096,531	22.6	7.15	80.5	645
No Income/ No Asset	26	4,746,770	0.5	7.84	73.5	643
Stated Income / Stated Assets	1,101	243,286,546	27.6	7.22	79.5	635
Total:	4,725	881,015,516	100.0	7.14	80.8	625

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	4,476	837,566,848	95.1	7.12	80.7	623
Second Home	20	4,683,782	0.5	6.98	85.7	659
Investor	229	38,764,886	4.4	7.59	82.1	661
Total:	4,725	881,015,516	100.0	7.14	80.8	625

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
State	Loans	Balance	Balance	%	%	FICO
California	672	201,797,628	22.9	6.73	79.2	634
Florida	523	96,720,053	11.0	7.26	80.4	621
New York	140	45,419,378	5.2	7.15	80.3	634
Arizona	249	44,515,765	5.1	7.10	81.3	627
Michigan	295	37,800,508	4.3	7.40	81.7	617
Nevada	160	36,242,806	4.1	7.14	79.1	630
Maryland	150	35,848,417	4.1	7.04	81.9	621
Virginia	146	30,104,266	3.4	7.29	79.5	617
New Jersey	114	27,552,813	3.1	7.49	79.8	614
Georgia	177	27,389,245	3.1	7.35	81.9	631
Illinois	138	26,740,554	3.0	7.24	83.1	622
Washington	117	23,610,478	2.7	6.94	82.5	637
Oregon	103	18,499,246	2.1	6.93	82.7	648
Wisconsin	127	16,704,956	1.9	7.52	81.0	614
Minnesota	97	16,406,738	1.9	6.95	81.0	630
Other	1,517	195,662,665	22.2	7.41	82.1	615
Total:	4,725	881,015,516	100.0	7.14	80.8	625

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	2,494	447,040,504	50.7	7.03	81.7	645
Refinance - Rate Term	322	54,873,524	6.2	7.02	80.1	615
Refinance - Cashout	1,909	379,101,488	43.0	7.30	79.8	604
Total:	4,725	881,015,516	100.0	7.14	80.8	625

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	4,408	819,603,011	93.0	7.17	80.9	624
Arm 3/27	281	51,761,299	5.9	6.86	80.2	632
Arm 5/25	31	7,618,214	0.9	6.31	79.5	686
Arm 6 Month	5	2,032,991	0.2	6.63	74.9	574
Total:	4,725	881,015,516	100.0	7.14	80.8	625

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	4,028	729,428,922	82.8	7.16	80.9	623
PUD	282	62,169,088	7.1	6.94	80.6	631
2 Family	159	41,907,014	4.8	7.10	81.6	641
Condo	225	38,906,989	4.4	7.12	79.2	634
3-4 Family	31	8,603,502	1.0	7.68	76.2	652
Total:	4,725	881,015,516	100.0	7.14	80.8	625

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.00	105	24,332,474	2.8	6.57	80.8	679
4.01 - 4.50	46	9,203,868	1.0	5.74	79.6	653
4.51 - 5.00	249	50,196,136	5.7	5.99	79.7	656
5.01 - 5.50	496	105,863,506	12.0	6.28	80.0	647
5.51 - 6.00	897	174,560,322	19.8	6.63	80.4	638
6.01 - 6.50	925	185,202,806	21.0	7.03	80.5	628
6.51 - 7.00	1,062	201,993,653	22.9	7.69	81.4	607
7.01 - 7.50	380	58,108,968	6.6	8.00	81.4	597
7.51 - 8.00	262	37,443,652	4.3	8.52	82.6	591
8.01 - 8.50	157	17,505,747	2.0	9.09	82.5	576
8.51 - 9.00	100	10,913,783	1.2	9.53	82.6	566
9.01 - 9.50	35	4,340,341	0.5	9.99	85.8	570
9.51 - 10.00	8	1,218,411	0.1	9.80	81.4	546
10.01 - 10.50	1	39,183	0.0	10.10	70.0	536
10.51 - 10.90	2	92,666	0.0	10.88	86.1	562
Total:	4,725	881,015,516	100.0	7.14	80.8	625

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1 - 3	4	570,512	0.1	7.06	85.0	606
4 - 6	3	1,566,234	0.2	6.73	71.4	559
13 - 15	4	732,934	0.1	7.15	70.9	632
16 - 18	17	3,753,028	0.4	7.01	80.3	630
19 - 21	578	118,596,859	13.5	7.15	80.3	629
22 - 24	3,811	697,487,002	79.2	7.17	81.0	623
28 - 30	11	2,233,035	0.3	7.07	73.6	609
31 - 33	38	7,493,382	0.9	7.16	81.4	611
34 - 36	228	40,964,316	4.6	6.81	80.2	638
37 >=	31	7,618,214	0.9	6.31	79.5	686
Total:	4,725	881,015,516	100.0	7.14	80.8	625

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
9.51 - 11.50	122	29,531,915	3.4	5.72	79.3	670
11.51 - 12.00	317	71,047,338	8.1	6.06	79.3	658
12.01 - 12.50	512	113,502,039	12.9	6.35	80.2	646
12.51 - 13.00	822	174,826,996	19.8	6.77	81.0	632
13.01 - 13.50	740	147,838,488	16.8	7.10	80.5	627
13.51 - 14.00	821	145,316,997	16.5	7.43	81.5	620
14.01 - 14.50	491	79,188,757	9.0	7.81	80.6	604
14.51 - 15.00	412	61,217,821	6.9	8.29	81.7	592
15.01 - 15.50	216	26,217,673	3.0	8.70	81.8	580
15.51 - 16.00	183	20,404,350	2.3	9.23	84.7	578
16.01 - 16.50	54	6,545,750	0.7	9.69	85.0	571
16.51 - 17.00	25	3,572,401	0.4	10.23	76.6	555
17.01 - 17.50	3	336,585	0.0	10.76	81.2	536
17.51 - 18.00	3	293,857	0.0	11.22	76.2	541
18.01 >=	4	1,174,548	0.1	10.24	71.8	530
Total:	4,725	881,015,516	100.0	7.14	80.8	625

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
<= 4.50	7	1,037,295	0.1	5.94	81.5	664
4.51 - 5.50	121	31,889,183	3.6	5.71	78.4	660
5.51 - 6.00	332	77,203,055	8.8	5.94	79.1	658
6.01 - 6.50	653	140,413,410	15.9	6.37	79.8	647
6.51 - 7.00	1,114	227,461,934	25.8	6.86	80.4	633
7.01 - 7.50	818	152,316,078	17.3	7.30	81.0	619
7.51 - 8.00	728	122,135,616	13.9	7.77	82.5	609
8.01 - 8.50	362	54,058,949	6.1	8.31	82.6	588
8.51 - 9.00	313	44,382,007	5.0	8.76	82.8	581
9.01 - 9.50	138	14,733,859	1.7	9.33	81.3	566
9.51 - 10.00	103	10,835,479	1.2	9.77	83.7	561
10.01 - 10.50	22	2,265,266	0.3	10.22	87.9	565
10.51 - 11.00	11	1,700,314	0.2	10.80	67.3	548
11.01 - 11.50	1	223,927	0.0	11.40	70.0	504
11.51 - 12.00	1	149,954	0.0	11.65	64.7	524
12.01 - 12.50	1	209,190	0.0	12.40	65.0	502
Total:	4,725	881,015,516	100.0	7.14	80.8	625

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	7	2,479,954	0.3	6.82	78.6	575
1.50	124	30,360,528	3.4	6.98	79.5	626
2.00	1,117	234,879,498	26.7	7.24	81.6	621
2.95	1	324,122	0.0	6.55	77.4	550
3.00	3,463	610,530,869	69.3	7.12	80.6	627
3.10	1	308,000	0.0	6.20	80.0	624
5.00	12	2,132,544	0.2	6.23	79.4	685
Total:	4,725	881,015,516	100.0	7.14	80.8	625

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	3,766	669,395,816	76.0	7.08	80.4	629
1.50	902	199,559,874	22.7	7.33	82.6	615
2.00	9	3,052,060	0.3	7.72	69.5	593
3.00	48	9,007,766	1.0	7.72	77.4	610
Total:	4,725	881,015,516	100.0	7.14	80.8	625

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	3,744	634,123,310	72.0	7.30	80.7	612
24	69	19,948,891	2.3	6.32	80.5	670
36	23	5,355,794	0.6	6.63	77.6	639
60	826	206,212,216	23.4	6.78	81.3	658
120	63	15,375,303	1.7	6.67	82.0	664
Total:	4,725	881,015,516	100.0	7.14	80.8	625

Statistical Collateral Summary – Fixed Rate Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 9/01/05 cutoff date.  Approximately 2.3% of the mortgage loans do not provide for any payments of principal in the first five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	1,373
Total Outstanding Loan Balance	$115,696,264*	Min	Max
Average Loan Current Balance	$84,265	$9,986	$998,187
Weighted Average Original LTV	84.1%**
Weighted Average Coupon	8.25%	5.59%	12.88%
Arm Weighted Average Coupon	0.00%
Fixed Weighted Average Coupon	8.25%
Weighted Average Margin	0.00%	0.00%	0.00%
Weighted Average FICO (Non-Zero)	632
Weighted Average Age (Months)	3
% First Liens	69.9%
% Second Liens	30.1%
% Arms	00.0%
% Fixed	100.0%
% of Loans with Mortgage Insurance	0.0%

*

Adjustable-rate collateral will make up approximately [$116,000,000] of the [$1,000,000,100] total collateral.

**

Note, for second liens, CLTV is employed in this calculation.

	%	%	%	%	%	%	%	%	%	%	%	%	%
	FICO	FICO	FICO	FICO	FICO	FICO	FICO	FICO	FICO	FICO	FICO	FICO	FICO
Fixed Rate - LTV & FICO	lt 500	500-519	520-540	540-560	560-580	580-600	600-620	620-640	640-660	660-680	680-700	700-720	>=720
<= 65.0	0.0	0.7	0.5	0.9	1.7	0.9	1.3	1.2	0.6	0.9	1.2	0.2	0.2
65.1 - 70.0	0.0	0.0	0.6	0.4	0.5	0.8	0.7	0.6	0.7	0.1	0.1	0.2	0.3
70.1 - 75.0	0.0	0.3	0.0	0.4	0.7	0.3	1.0	1.4	0.7	0.3	0.0	0.0	0.5
75.1 - 78.0	0.0	0.0	0.0	0.2	0.1	0.2	0.8	0.4	0.5	0.1	0.1	0.0	0.2
78.1 - 80.0	0.3	0.4	0.8	0.8	0.5	3.1	3.7	4.0	2.9	3.6	2.4	1.5	1.4
80.1 - 85.0	0.1	0.1	0.3	0.2	1.2	1.1	0.6	0.8	1.0	0.7	0.2	0.8	0.5
85.1 - 90.0	0.3	0.0	0.1	0.2	0.7	1.4	2.7	1.0	1.0	2.2	1.0	0.2	0.0
90.1 - 95.0	0.0	0.0	0.0	0.0	0.2	0.1	0.6	0.5	0.7	0.8	0.4	0.2	0.2
95.1 - 100.0	0.0	0.0	0.0	0.1	0.4	2.2	4.7	5.7	6.6	4.4	2.1	1.3	1.5
Total:	0.7	1.6	2.5	3.2	6.0	10.0	16.1	15.6	14.7	13.1	7.4	4.3	4.8

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
5.51 - 6.00	18	4,003,578	3.5	5.89	73.8	667
6.01 - 6.50	69	15,208,270	13.1	6.38	78.1	664
6.51 - 7.00	132	24,347,648	21.0	6.81	76.0	639
7.01 - 7.50	62	9,651,376	8.3	7.29	77.9	628
7.51 - 8.00	96	13,260,025	11.5	7.76	79.4	606
8.01 - 8.50	57	4,422,454	3.8	8.28	78.9	592
8.51 - 9.00	53	4,339,713	3.8	8.79	86.3	611
9.01 - 9.50	105	5,926,489	5.1	9.31	91.5	631
9.51 - 10.00	247	11,576,906	10.0	9.91	96.8	644
10.01 - 10.50	166	6,768,215	5.8	10.35	97.8	643
10.51 - 11.00	182	8,491,114	7.3	10.82	96.8	622
11.01 - 11.50	115	5,040,080	4.4	11.29	94.6	609
11.51 - 12.00	50	2,034,029	1.8	11.80	91.1	588
12.01 - 12.50	17	544,905	0.5	12.32	94.5	595
12.51 - 13.00	4	81,462	0.1	12.77	99.4	626
Total:	1,373	115,696,264	100.0	8.25	84.1	632

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
426 - 450	2	76,916	0.1	10.29	81.0	443
451 - 475	4	335,441	0.3	11.05	87.2	461
476 - 500	5	378,594	0.3	9.80	83.4	493
501 - 525	24	2,491,479	2.2	8.89	70.4	515
526 - 550	49	4,554,398	3.9	9.11	72.8	539
551 - 575	60	6,762,294	5.8	8.18	72.1	564
576 - 600	176	14,188,243	12.3	8.23	82.8	589
601 - 625	295	22,785,609	19.7	8.42	85.1	613
626 - 650	306	22,695,559	19.6	8.39	86.7	638
651 - 675	226	20,172,663	17.4	8.03	87.6	663
676 - 700	125	10,848,145	9.4	8.02	85.8	686
701 - 725	57	5,595,396	4.8	7.90	86.4	712
726 - 750	23	1,987,881	1.7	8.04	84.0	736
751 - 775	11	1,289,516	1.1	7.08	86.6	764
776 - 800	9	1,507,965	1.3	6.77	81.3	783
801 - 825	1	26,167	0.0	8.38	100.0	805
Total:	1,373	115,696,264	100.0	8.25	84.1	632

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
<= 50,000	656	19,292,686	16.7	10.33	97.5	636
50,001 - 100,000	326	23,680,227	20.5	9.34	87.8	626
100,001 - 150,000	182	21,987,408	19.0	8.19	83.2	627
150,001 - 200,000	100	17,116,548	14.8	7.21	76.1	630
200,001 - 250,000	39	8,666,072	7.5	7.07	76.2	624
250,001 - 300,000	31	8,498,055	7.3	6.93	77.6	626
300,001 - 350,000	9	2,871,292	2.5	6.98	82.7	632
350,001 - 400,000	10	3,729,320	3.2	6.71	78.1	619
400,001 - 450,000	11	4,656,925	4.0	6.56	79.6	672
450,001 - 500,000	3	1,426,782	1.2	7.26	84.3	659
500,001 - 550,000	1	513,737	0.4	5.99	85.0	657
550,001 - 600,000	4	2,259,025	2.0	6.70	83.6	680
950,001 >=	1	998,187	0.9	6.50	64.5	686
Total:	1,373	115,696,264	100.0	8.25	84.1	632

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
<= 50.000	25	2,406,524	2.1	7.84	40.8	610
50.001 - 55.000	16	2,164,414	1.9	7.43	53.0	601
55.001 - 60.000	18	2,498,565	2.2	7.30	57.4	586
60.001 - 65.000	29	5,060,627	4.4	6.91	63.1	624
65.001 - 70.000	39	5,756,034	5.0	7.50	68.0	608
70.001 - 75.000	37	6,404,989	5.5	7.27	73.9	617
75.001 - 80.000	218	32,419,695	28.0	7.16	79.6	636
80.001 - 85.000	59	8,733,812	7.5	7.63	84.1	626
85.001 - 90.000	87	12,514,879	10.8	7.76	89.8	623
90.001 - 95.000	59	4,364,208	3.8	8.39	94.5	653
95.001 - 100.000	786	33,372,518	28.8	10.32	100.0	647
Total:	1,373	115,696,264	100.0	8.25	84.1	632

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	494	26,681,669	23.1	9.21	89.8	630
0.50	1	199,828	0.2	6.75	41.7	605
1.00	61	6,432,756	5.6	8.48	80.6	635
2.00	337	20,957,911	18.1	9.40	93.0	643
2.50	2	452,838	0.4	7.92	83.5	644
3.00	461	59,095,943	51.1	7.42	79.2	631
5.00	17	1,875,319	1.6	7.42	73.7	575
Total:	1,373	115,696,264	100.0	8.25	84.1	632

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	860	69,453,033	60.0	8.07	84.3	624
Reduced	202	16,464,797	14.2	8.56	84.3	650
No Income/ No Asset	5	490,082	0.4	7.75	71.4	658
Stated Income / Stated Assets	306	29,288,353	25.3	8.52	83.6	642
Total:	1,373	115,696,264	100.0	8.25	84.1	632

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	1,338	111,294,379	96.2	8.27	84.4	632
Second Home	6	1,479,035	1.3	6.86	69.3	686
Investor	29	2,922,851	2.5	8.24	77.9	634
Total:	1,373	115,696,264	100.0	8.25	84.1	632

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	173	19,424,185	16.8	8.54	86.7	650
Florida	154	16,648,729	14.4	7.79	77.6	623
New York	46	7,136,525	6.2	7.96	79.7	638
Maryland	34	5,007,126	4.3	7.46	78.0	630
Virginia	44	4,553,558	3.9	7.64	80.0	634
Texas	104	4,336,434	3.7	9.19	88.6	625
Washington	41	3,736,777	3.2	7.49	85.2	681
Arizona	49	3,299,004	2.9	8.34	86.2	620
Illinois	48	3,283,737	2.8	9.11	89.0	633
New Jersey	23	3,278,285	2.8	8.12	84.8	624
Oregon	39	3,272,446	2.8	7.67	85.7	670
North Carolina	50	3,198,896	2.8	9.19	85.2	597
Georgia	52	3,126,613	2.7	9.10	86.7	617
Ohio	40	3,080,378	2.7	7.89	82.8	613
Tennessee	48	3,000,653	2.6	7.66	82.7	611
Other	428	29,312,917	25.3	8.47	86.8	627
Total:	1,373	115,696,264	100.0	8.25	84.1	632

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	779	43,088,135	37.2	9.20	92.8	653
Refinance - Rate Term	108	13,130,664	11.3	7.20	80.8	637
Refinance - Cashout	486	59,477,466	51.4	7.80	78.5	616
Total:	1,373	115,696,264	100.0	8.25	84.1	632

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Fixed Balloon 15/30	438	21,599,301	18.7	9.70	95.4	653
Fixed Rate	935	94,096,964	81.3	7.92	81.5	628
Total:	1,373	115,696,264	100.0	8.25	84.1	632

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	1,169	96,826,205	83.7	8.23	84.3	632
PUD	60	6,108,299	5.3	7.92	77.0	616
2 Family	51	5,520,336	4.8	8.48	83.8	639
Condo	77	4,868,774	4.2	8.88	88.9	645
3-4 Family	16	2,372,651	2.1	8.06	82.7	640
Total:	1,373	115,696,264	100.0	8.25	84.1	632

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	1,360	113,011,109	97.7	8.28	84.2	632
60	13	2,685,155	2.3	7.04	81.2	641
Total:	1,373	115,696,264	100.0	8.25	84.1	632

  *     Note, for second liens, CLTV is employed in this calculation